UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21609

Western Asset Variable Rate Strategic Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: September 30

Date of reporting period: September 30, 2016

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	September 30, 2016

WESTERN ASSET

VARIABLE RATE

STRATEGIC FUND INC. (GFY)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s investment objective is to maintain a high level of current income.

The Fund invests primarily in variable rate instruments of U.S. and non-U.S. issuers, including U.S. and non-U.S. investment grade and high-yield debt, senior loans, emerging market debt and derivatives related to these securities.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Variable Rate Strategic Fund Inc. for the twelve-month reporting period ended September 30, 2016. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

October 28, 2016

II	Western Asset Variable Rate Strategic Fund Inc.

Investment commentary

Economic review

The pace of U.S. economic activity fluctuated during the twelve months ended September 30, 2016 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that fourth quarter 2015 U.S. gross domestic product (“GDP”)i growth was 0.9%. First and second quarter 2016 GDP growth was 0.8% and 1.4%, respectively. The U.S. Department of Commerce’s initial reading for third quarter 2016 GDP growth — released after the reporting period ended — was 2.9%. The improvement in GDP growth in the third quarter 2016 reflected an increase in private inventory investment, an acceleration in exports, a smaller decrease in state and local government spending and an upturn in federal government spending.

While there was a pocket of weakness in May 2016, job growth in the U.S. was solid overall and a tailwind for the economy during the reporting period. When the period ended on September 30, 2016, the unemployment rate was 5.0%, as reported by the U.S. Department of Labor. The percentage of longer-term unemployed declined over the period. In September 2016, 24.9% of Americans looking for a job had been out of work for more than six months, versus 26.8% when the period began.

After an extended period of maintaining the federal funds rateii at a historically low range between zero and 0.25%, the Federal Reserve Board (the “Fed”)iii increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. At its meeting that concluded on September 21, 2016, as well as during the prior meetings of the year, the Fed kept rates on hold. In the Fed’s statement after the September meeting it said, “The Committee judges that the case for an increase in the federal funds rate has strengthened but decided, for the time being, to wait for further evidence of continued progress toward its objectives. The stance of monetary policy remains accommodative, thereby supporting further improvement in labor market conditions and a return to 2 percent inflation.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

October 28, 2016

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

Western Asset Variable Rate Strategic Fund Inc.	III

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maintain a high level of current income. The Fund invests primarily in variable rate instruments of U.S. and non-U.S. issuers, including U.S. and non-U.S. investment grade and high-yield debt, senior loans, emerging market debt and derivatives related to these securities.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization. The individuals responsible for development of investment strategy, day-to-day portfolio management, oversight and coordination of the Fund are S. Kenneth Leech and John Bellows.

Mr. Leech has been part of the portfolio management team for the Fund since 2014. Mr. Bellows joined the Fund’s portfolio management team on June 30, 2016. Mr. Bellows has been employed by Western Asset as an investment professional since 2012. From 2009 to 2011, he was employed by the U.S. Department of the Treasury as Acting Assistant Secretary for Economic Policy, Deputy Assistant Secretary for Microeconomic Analysis and Senior Advisor in the Office of Economic Policy.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Most spread sectors (non-Treasuries) posted positive returns, but generated mixed results versus equal-durationi Treasuries over the twelve months ended September 30, 2016. The fixed income market was volatile at times given signs of generally modest economic growth, uncertainties regarding future Federal Reserve Board (the “Fed”)ii monetary policy, implications of the U.K.’s referendum to leave the European Union (“Brexit”) and a number of geopolitical issues.

Short-term Treasury yields moved higher, whereas long-term Treasury yields declined during the twelve months ended September 30, 2016. Two-year Treasury yields began the reporting period at 0.64% and ended the period at 0.77%. Their peak of 1.09% occurred on December 29, 2015 and they were as low as 0.56% on July 5, 2016. Ten-year Treasury yields were 2.06% at the beginning of the period and ended the period at 1.60%. Their peak of 2.36% was on November 9, 2015 and their low of 1.37% occurred on both July 5 and July 8, 2016.

All told, the Bloomberg Barclays U.S. Aggregate Indexiii gained 5.19% for the twelve months ended September 30, 2016. For comparison purposes, riskier fixed-income securities, including high-yield bond and emerging market debt, produced stronger results. Over the fiscal year, the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexiv and the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)v returned 12.74% and 16.82%, respectively.

Western Asset Variable Rate Strategic Fund Inc. 2016 Annual Report	1

Fund overview (cont’d)

Q. How did we respond to these changing market conditions?

A. Several adjustments were made to the Fund’s portfolio during the reporting period. We increased the Fund’s allocations to investment grade financial bonds, high-yield industrial bonds, non-agency mortgage-backed securities (“MBS”) and emerging market debt.

The use of leverage was tactically managed during the reporting period. We ended the period with leverage at roughly 23% of the gross assets of the Fund, versus roughly 9% at the beginning of the period. While the use of leverage does incur some cost to the Fund, the effect of leverage contributed to results as the underlying assets outperformed the borrowing cost.

During the reporting period, we utilized U.S. Treasury futures, Eurodollar futures, U.S. Treasury options and interest rate swaps to manage the Fund’s duration and yield curvevi exposure. Overall, these positions detracted from performance over the period. A credit default swap (CDS) was used to gain access to an individual credit. It did not meaningfully impact performance during the period. Finally, currency forwards, used to manage the Fund’s currency exposure, were a modest detractor from results.

Performance review

For the twelve months ended September 30, 2016, Western Asset Variable Rate Strategic Fund Inc. returned 4.78% based on its net asset value (“NAV”)vii and 8.53% based on its New York Stock Exchange (“NYSE”) market price per share. The total return based on NAV reflects the impact of the tender and repurchase of its shares by the Fund at the price equal to 98% of the net asset value per share on November 20, 2015. Absent this tender offer, the total return based on NAV would have been 3.88%. The Fund’s unmanaged benchmark, the BofA Merrill Lynch USD LIBOR 3-Month Constant Maturity Indexviii, returned 0.50% for the same period. The Lipper Global Income Closed-End Funds Category Averageix returned 11.38% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the twelve-month period, the Fund made distributions to shareholders totaling $0.93 per share*. The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of September 30, 2016. Past performance is no guarantee of future results.

Performance Snapshot as of September 30, 2016
Price Per Share	12-Month Total Return†
$17.40 (NAV)	4.78	%‡**
$15.92 (Market Price)	8.53	%‡‡

All figures represent past performance and are not a guarantee of future results.

† Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

*	For the tax character of distributions paid during the fiscal year ended September 30, 2016, please refer to page 43 of this report.

**	The total return based on NAV reflects the impact of the tender and repurchase of its shares by the Fund at the price equal to 98% of the net asset value per share on November 20, 2015. Absent this tender offer, the total return based on NAV would have been 3.88%.

2	Western Asset Variable Rate Strategic Fund Inc. 2016 Annual Report

‡ Total return assumes the reinvestment of all distributions, including returns of capital, at NAV.

‡‡ Total return assumes the reinvestment of all distributions, including returns of capital, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Q. What were the leading contributors to performance?

A. The largest contributors to the Fund’s relative performance were its overweights to high-yield and investment grade corporate bonds. Their spreads narrowed as fundamentals were generally solid and investor demand was robust overall. Individual high-yield holdings that added the most value included our overweights in Sprint Corp., Petrobras Global Finance BV and Dish DBS Corp. Investment grade corporate bond standouts included our overweights in General Electric Capital Corp., M&T Bank Corp. and Wachovia Capital Trust lll. Also contributing to the Fund’s performance was the tender and repurchase of 30% of its shares by the Fund at 98% of the net asset value per share on November 20, 2015.

The Fund’s overweight exposure to emerging market debt was beneficial. The asset class was supported by rising commodity prices and strong demand from investors looking to generate incremental yield in the low interest rate environment.

Duration and yield curve positioning were both additive for performance. Having a long duration versus the benchmark was rewarded as intermediate- and longer-term rates declined during the period. Yield curve positioning was positive for results, as the portfolio benefited from the flattening of the curve, as longer-term yields declined, whereas their shorter-term counterparts moved higher over the fiscal year.

Elsewhere, the Fund’s overweight allocations to non-agency MBS, asset-backed securities (“ABS”) and agency MBS were all positive for performance during the reporting period.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance was its non-U.S. dollar exposure.

Overweight positions in several high-yield corporate bonds, including Odebrecht Finance Ltd., Thompson Creek Metals Co., Inc. and Fiat Chrysler Automobiles NV, were negative for performance. Finally, a number of investment grade corporate bond holdings detracted from results, including Waste Management, Inc., Edison International and Telecom Italia Capital SA.

Looking for additional information?

The Fund is traded under the symbol “GFY” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XGFYX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com (click on the name of the Fund).

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Western Asset Variable Rate Strategic Fund Inc. 2016 Annual Report	3

Fund overview (cont’d)

Thank you for your investment in Western Asset Variable Rate Strategic Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

October 18, 2016

RISKS: The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The Fund’s common stock is traded on the New York Stock Exchange. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value. Because the Fund is non-diversified, it may be more susceptible to economic, political or regulatory events than a diversified fund. The Fund invests in fixed-income securities which are subject to credit risks, including the risk of nonpayment of scheduled interest or loan payments, which could lower the Fund’s value. The Fund’s investments are subject to credit risk, inflation risk and interest rate risk. As interest rates rise, the value of a fixed-income portfolio generally declines, reducing the value of the Fund. However, the Fund can normally be expected to have less significant interest rate related fluctuations in its NAV than investment companies investing primarily in fixed-rate fixed-income securities (other than money market funds) because the floating or variable rate securities in which the Fund invests float in response to changes in prevailing market interest rates. The Fund may invest in high-yield and foreign securities, including emerging markets, which involve risks beyond those inherent solely in higher rated and domestic investments. Lower-rated high yield bonds, commonly known as “junk bonds,” involve greater credit and liquidity risks than investment grade bonds. Investing in foreign securities is subject to certain risks typically not associated with domestic investing, such as currency fluctuations and changes in political conditions. These risks are magnified in emerging or developing markets. Derivatives, such as options or futures, can be illiquid and hard to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on Fund performance.

Portfolio holdings and breakdowns are as of September 30, 2016 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 9 through 19 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of total net assets) as of September 30, 2016 were: Collateralized Mortgage Obligations (45.5%), Asset-Backed Securities (29.9%), Financials (20.3%), Energy (6.6%) and Consumer Discretionary (5.3%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no

4	Western Asset Variable Rate Strategic Fund Inc. 2016 Annual Report

guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iv

The Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

[v]

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

vi	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

vii

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

viii

The BofA Merrill Lynch USD LIBOR 3-Month Constant Maturity Index is based on the assumed purchase of a synthetic instrument having three months to maturity and with a coupon equal to the closing quote for three-month LIBOR. That issue is sold the following day (priced at a yield equal to the current day closing three-month LIBOR rate) and is rolled into a new three-month instrument. The Index, therefore, will always have a constant maturity equal to exactly three months.

ix

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended September 30, 2016, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 13 funds in the Fund’s Lipper category.

Western Asset Variable Rate Strategic Fund Inc. 2016 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of September 30, 2016 and September 30, 2015 and does not include derivatives, such as futures contracts, forward foreign currency contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Effective August 31, 2016, the Financials sector was redefined to exclude real estate and a Real Estate sector was created.

6	Western Asset Variable Rate Strategic Fund Inc. 2016 Annual Report

Spread duration (unaudited)

Economic exposure — September 30, 2016

Total Spread Duration
GFY	— 2.05 years
Benchmark	— 0.00 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
EM	— Emerging Markets
GFY	— Western Asset Variable Rate Strategic Fund Inc.
HY	— High Yield
IG Credit	— Investment-Grade Credit
MBS	— Mortgage-Backed Securities
Benchmark	— BofA Merrill Lynch USD LIBOR 3-Month Constant Maturity Index

Western Asset Variable Rate Strategic Fund Inc. 2016 Annual Report	7

Effective duration (unaudited)

Interest rate exposure — September 30, 2016

Total Effective Duration
GFY	— 0.96 years
Benchmark	— 0.25 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
EM	— Emerging Markets
GFY	— Western Asset Variable Rate Strategic Fund Inc.
HY	— High Yield
IG Credit	— Investment-Grade Credit
MBS	— Mortgage-Backed Securities
Benchmark	— BofA Merrill Lynch USD LIBOR 3-Month Constant Maturity Index

8	Western Asset Variable Rate Strategic Fund Inc. 2016 Annual Report

Schedule of investments

September 30, 2016

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — 45.5%
Adjustable Rate Mortgage Trust, 2005-11 5A1	0.795%	2/25/36	145,459	$116,327	(a)
Banc of America Funding Corp., 2004-B 6A1	2.063%	12/20/34	332,895	232,651	(a)
Banc of America Funding Corp., 2005-E 8A1	2.123%	6/20/35	378,152	241,296	(a)
Banc of America Funding Corp., 2015-R3 2A2	0.654%	2/27/37	1,530,532	869,353	(b)
Banc of America Funding Corp., 2015-R3 3A2	1.227%	4/29/47	1,460,000	1,261,674	(a)(b)
Bayview Commercial Asset Trust, 2006-1A B2	2.225%	4/25/36	492,235	345,062	(a)(b)
Bear Stearns Alt-A Trust, 2004-03 A1	1.165%	4/25/34	394,490	379,786	(a)
Bear Stearns Alt-A Trust, 2004-10 1A3	1.525%	9/25/34	28,107	27,905	(a)
Bear Stearns ARM Trust, 2004-08 11A1	2.975%	11/25/34	248,836	243,731	(a)
Chevy Chase Mortgage Funding Corp., 2004-2A A1	0.795%	5/25/35	308,128	278,434	(a)(b)
Chevy Chase Mortgage Funding Corp., 2004-3A A1	0.775%	8/25/35	291,573	262,050	(a)(b)
Connecticut Avenue Securities, 2013-C01 M2	5.775%	10/25/23	300,000	332,909	(a)
Connecticut Avenue Securities, 2016-C04 1M2	4.774%	1/25/29	1,250,000	1,291,540	(a)(b)
Countrywide Alternative Loan Trust, 2004-6CB A	1.105%	5/25/34	354,481	342,477	(a)
Countrywide Alternative Loan Trust, 2005-24 4A1	0.742%	7/20/35	706,361	632,994	(a)(c)
Countrywide Alternative Loan Trust, 2008-2R 3A1	6.000%	8/25/37	534,686	438,899
Countrywide Home Loans, 2004-20 2A1	2.830%	9/25/34	451,969	329,439	(a)
Countrywide Home Loans, 2004-R1 2A	6.500%	11/25/34	54,160	54,236	(b)
Countrywide Home Loans, 2005-HYB9 3A1A	3.309%	2/20/36	442,846	389,869	(a)
Countrywide Home Loans, 2005-R2 2A1	7.000%	6/25/35	145,744	148,489	(b)
Countrywide Home Loans, 2006-R2 AF1	0.945%	7/25/36	115,158	104,738	(a)(b)
Countrywide Home Loans, Mortgage Pass-Through Trust, 2004-29 2A1	1.185%	2/25/35	35,082	30,619	(a)
Countrywide Home Loans, Mortgage Pass-Through Trust, 2005-R1 1AF1	0.885%	3/25/35	183,558	163,756	(a)(b)
Credit Suisse Mortgage Trust, 2014-5R 3A1	0.724%	12/27/36	217,785	213,559	(a)(b)
Credit Suisse Mortgage Trust, 2015-10R 3A2	1.307%	10/27/46	1,110,000	906,381	(a)(b)
Deutsche Bank Commercial Mortgage Trust, 2016-C1 ASB	3.038%	5/10/49	250,000	262,438
Deutsche Mortgage Securities Inc., 2004-4 3AR1	3.424%	6/25/34	252,854	242,332	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 2638 DI, IO, PAC	5.000%	5/15/23	69,230	1,012
Federal National Mortgage Association (FNMA), 2013-25 BI, IO	3.000%	3/25/33	10,416,943	1,168,351
Federal National Mortgage Association (FNMA), 2013-62 AI, IO	3.000%	6/25/33	6,682,866	839,748
Federal National Mortgage Association (FNMA), STRIPS, 347 2, IO	5.000%	1/25/34	1,041,976	204,060
Federal National Mortgage Association (FNMA), STRIPS, IO, 339 30	5.500%	8/25/18	120,047	3,187	(a)
Government National Mortgage Association (GNMA), 2010-H03 FA	1.074%	3/20/60	135,566	135,560	(a)(c)
Government National Mortgage Association (GNMA), 2010-H10 FC	1.524%	5/20/60	112,727	114,318	(a)(c)

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2016 Annual Report	9

Schedule of investments (cont’d)

September 30, 2016

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Government National Mortgage Association (GNMA), 2010-H11 FA	1.524%	6/20/60	632,779	$643,474	(a)(c)
Government National Mortgage Association (GNMA), 2011-H01 AF	0.944%	11/20/60	1,146,162	1,141,742	(a)(c)
Government National Mortgage Association (GNMA), 2011-H03 FA	0.994%	1/20/61	129,354	129,114	(a)(c)
Government National Mortgage Association (GNMA), 2011-H05 FA	0.994%	12/20/60	255,128	254,671	(a)(c)
Government National Mortgage Association (GNMA), 2011-H05 FB	0.994%	12/20/60	238,385	237,928	(a)(c)
Government National Mortgage Association (GNMA), 2011-H06 FA	0.944%	2/20/61	575,296	573,171	(a)(c)
Government National Mortgage Association (GNMA), 2011-H07 FA	0.994%	2/20/61	396,668	395,999	(a)(c)
Government National Mortgage Association (GNMA), 2011-H08 FD	0.994%	2/20/61	362,138	361,466	(a)(c)
Government National Mortgage Association (GNMA), 2011-H09 AF	0.994%	3/20/61	718,930	717,585	(a)(c)
Government National Mortgage Association (GNMA), 2011-H11 FB	0.994%	4/20/61	137,962	137,701	(a)(c)
Government National Mortgage Association (GNMA), 2012-H18 NA	1.014%	8/20/62	616,689	615,976	(a)(c)
Government National Mortgage Association (GNMA), 2012-H23 SA	1.024%	10/20/62	414,172	413,091	(a)(c)
Government National Mortgage Association (GNMA), 2012-H23 WA	1.014%	10/20/62	658,886	658,087	(a)(c)
GSMPS Mortgage Loan Trust, 2005-RP2 1AF	0.875%	3/25/35	590,995	513,148	(a)(b)
GSMPS Mortgage Loan Trust, 2006-RP2 1AF1	0.925%	4/25/36	296,349	247,056	(a)(b)
GSMSC Resecuritization Trust, 2014	0.664%	4/26/37	1,230,000	966,242	(a)(b)
HarborView Mortgage Loan Trust, 2004-10 4A	3.012%	1/19/35	188,331	185,279	(a)
HarborView Mortgage Loan Trust, 2005-14 3A1A	3.179%	12/19/35	85,720	75,138	(a)
IMPAC Secured Assets Corp., 2005-2 A1	0.845%	3/25/36	1,345,902	974,140	(a)
Indymac Index Mortgage Loan Trust, 2004-AR07 A2	1.385%	9/25/34	173,024	158,315	(a)
Indymac Index Mortgage Loan Trust, 2005-AR21 4A1	3.149%	10/25/35	262,185	225,028	(a)
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP9 AJ	5.411%	5/15/47	1,210,000	934,120
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-CB18 AJ	5.502%	6/12/47	690,000	559,924	(a)
JPMorgan Mortgage Trust, 2005-A3 3A4	2.713%	6/25/35	260,109	259,007	(a)
MASTR Adjustable Rate Mortgages Trust, 2003-6 2A1	2.574%	12/25/33	74,768	72,419	(a)
MASTR Reperforming Loan Trust, 2005-2 1A1F	0.875%	5/25/35	892,084	701,554	(a)(b)
MASTR Reperforming Loan Trust, 2006-2 1A1	4.553%	5/25/36	334,134	303,060	(a)(b)

See Notes to Financial Statements.

10	Western Asset Variable Rate Strategic Fund Inc. 2016 Annual Report

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
MASTR Reperforming Loan Trust, 2006-2 2A1	3.391%	5/25/36	106,487	$95,251	(a)(b)
Morgan Stanley Capital I Trust, 2007-HQ11 AJ	5.508%	2/12/44	660,000	651,519	(a)(c)
Morgan Stanley Mortgage Loan Trust, 2006-6AR 2A	2.891%	5/25/36	607,059	510,501	(a)
Morgan Stanley Re-remic Trust, 2015-R2 1A1	0.688%	12/26/46	504,629	487,008	(a)(b)
Morgan Stanley Re-remic Trust, 2015-R2 1B	0.688%	12/26/46	1,574,267	670,201	(a)(b)
Morgan Stanley Re-remic Trust, 2015-R4 1A1	0.774%	8/26/47	874,498	829,305	(a)(b)
Morgan Stanley Re-remic Trust, 2015-R6 1A1	0.784%	7/26/45	292,053	273,173	(a)(b)
Morgan Stanley Re-remic Trust, 2015-R6 2A1	0.774%	7/26/45	291,541	279,264	(a)(b)
Morgan Stanley Re-remic Trust, 2015-R6 2B	0.774%	7/26/45	2,670,000	1,211,196	(a)(b)
Mortgage IT Trust, 2005-3 A1	0.825%	8/25/35	345,437	327,648	(a)
Nomura Resecuritization Trust, 2015-1R 2A2	1.037%	10/26/36	1,070,000	1,015,604	(a)(b)
Prime Mortgage Trust, 2006-DR1 2A2	6.000%	5/25/35	506,241	482,054	(b)
Residential Accredit Loans Inc., 2004-QA2 A2	0.965%	6/25/34	264,682	258,448	(a)
Residential Accredit Loans Inc., 2005-QO4 2A1	0.805%	12/25/45	298,105	213,006	(a)
Structured Agency Credit Risk Debt Notes, 2013-DN1 M2	7.675%	7/25/23	420,000	494,771	(a)
Structured ARM Loan Trust, 2004-09XS A	0.895%	7/25/34	458,793	443,778	(a)
Structured Asset Mortgage Investments Inc., 2004-AR3 1A1	1.131%	7/19/34	277,856	266,633	(a)
Structured Asset Mortgage Investments Inc., 2006-AR2 A1	0.755%	2/25/36	663,149	519,435	(a)
Structured Asset Mortgage Investments Inc., 2006-AR3 11A1	0.735%	4/25/36	269,824	218,055	(a)
Structured Asset Securities Corp., 2005-RF1 A	0.875%	3/25/35	163,777	135,073	(a)(b)
Structured Asset Securities Corp., 2005-RF2 A	0.875%	4/25/35	178,764	148,649	(a)(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2003-AR8	0.885%	10/25/45	474,630	422,846	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2004-AR11	2.713%	10/25/34	137,901	138,956	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2004-AR12 A2A	0.915%	10/25/44	120,334	116,812	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-4 CB9	0.925%	6/25/35	584,491	444,168	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR01 A2A3	1.325%	1/25/45	96,760	89,636	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR08 2AB3	0.885%	7/25/45	742,006	674,703	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR13 A1C3	1.015%	10/25/45	202,418	173,820	(a)
Wells Fargo Commercial Mortgage Trust, 2015-C31 D	3.852%	11/15/48	454,630	347,847
Total Collateralized Mortgage Obligations (Cost — $37,398,530)				37,002,975
Asset-Backed Securities — 29.9%
ABFS Mortgage Loan Trust, 2002-3 M1	5.902%	9/15/33	661,880	534,896
Academic Loan Funding Trust, 2013-1A A	1.325%	12/26/44	358,225	353,195	(a)(b)

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2016 Annual Report	11

Schedule of investments (cont’d)

September 30, 2016

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
Ace Securities Corp., 2005-HE3 M4	1.470%	5/25/35	1,280,000	$922,353	(a)
ALM Loan Funding, 2013-10A B	3.280%	1/15/25	250,000	250,337	(a)(b)
Ameriquest Mortgage Securities Inc., 2002-AR1 M1	1.589%	9/25/32	119,503	110,894	(a)
Ameriquest Mortgage Securities Inc., 2005-R1 M1	1.200%	3/25/35	120,774	120,977	(a)
Apidos CLO, 2013-16A B	3.488%	1/19/25	400,000	401,193	(a)(b)
Argent Securities Inc., 2003-W3 M1	1.649%	9/25/33	24,093	21,555	(a)
Atrium CDO Corp., 2009-A A	2.129%	2/28/24	500,000	501,106	(a)(b)
Bear Stearns Asset-Backed Securities Trust, 2001-3 A1	1.425%	10/27/32	175,298	165,548	(a)
Bear Stearns Asset-Backed Securities Trust, 2007-SD1 1A2A	6.000%	10/25/36	609,835	463,477
Carlyle Global Market Strategies, 2013-4A C	3.480%	10/15/25	250,000	250,356	(a)(b)
Cavalry CLO Ltd., 2002A A	2.029%	1/17/24	250,000	249,865	(a)(b)
Chase Funding Mortgage Loan Asset-Backed Certificates, 2004-1 1A7	3.985%	11/25/33	279,154	288,015
Citigroup Mortgage Loan Trust Inc., 2005-OPT1 M1	1.155%	2/25/35	244,419	238,265	(a)
Citigroup Mortgage Loan Trust Inc., 2005-OPT4 M2	0.955%	7/25/35	125,097	125,114	(a)
Conseco Financial Corp., 1997-4 M1	7.220%	2/15/29	462,657	492,090	(a)
Countrywide Asset-Backed Certificates, 2003-5 AF5	5.398%	2/25/34	630,831	633,646
Countrywide Asset-Backed Certificates, 2004-BC1 M1	1.275%	2/25/34	102,372	97,997	(a)
Countrywide Asset-Backed Certificates, 2007-13 2A1	1.425%	10/25/47	739,232	677,888	(a)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B	0.658%	11/15/36	515,426	403,150	(a)
Credit-Based Asset Servicing and Securitization LLC, 2007-SP1 A4	6.020%	12/25/37	426,403	445,878	(b)
Dryden Senior Loan Fund, 2014-31A C	3.529%	4/18/26	500,000	501,819	(a)(b)
Dryden Senior Loan Fund, 2014-34A D	4.280%	10/15/26	250,000	243,373	(a)(b)
Flatiron CLO Ltd., 2013-1A B	3.429%	1/17/26	500,000	501,680	(a)(b)
Greenpoint Home Equity Loan Trust, 2004-4 A	1.084%	8/15/30	125,092	118,881	(a)
Greenpoint Manufactured Housing, 1999-3 1A7	7.270%	6/15/29	151,518	151,079
GSAA Trust, 2006-5 2A3	0.795%	3/25/36	1,032,283	667,164	(a)
GSAMP Trust, 2004-OPT B1	2.924%	11/25/34	55,272	35,199	(a)
GSAMP Trust, 2004-SEA2 M2	1.775%	3/25/34	1,208,410	847,717	(a)
GSRPM Mortgage Loan Trust, 2007-1 A	0.925%	10/25/46	316,894	268,951	(a)(b)
Indymac Seconds Asset Backed Trust, 2006-A A	0.785%	6/25/36	2,193,882	458,572	(a)
IXIS Real Estate Capital Trust, 2005-HE4 A3	1.205%	2/25/36	24,611	24,545	(a)
Lehman XS Trust, 2006-8 2A4A	0.785%	6/25/36	1,895,303	1,205,554	(a)
Long Beach Mortgage Loan Trust, 2001-3 M1	1.350%	9/25/31	138,034	129,395	(a)
Long Beach Mortgage Loan Trust, 2002-1 2M1	1.650%	5/25/32	120,072	118,331	(a)
Madison Park Funding Ltd., 2013-11A C	3.465%	10/23/25	250,000	250,040	(a)(b)
Marathon CLO Ltd., 2015-8A C	4.729%	7/18/27	250,000	231,767	(a)(b)

See Notes to Financial Statements.

12	Western Asset Variable Rate Strategic Fund Inc. 2016 Annual Report

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
Morgan Stanley Capital Inc., 2003-NC9 M	1.650%	9/25/33	589,723	$539,401	(a)
Morgan Stanley Capital Inc., 2004-HE8 A7	1.585%	9/25/34	74,135	68,690	(a)
Morgan Stanley Capital Inc., 2004-HES M2	2.400%	6/25/34	928,074	874,335	(a)
New Century Home Equity Loan Trust, 2004-3 M1	1.455%	11/25/34	638,898	583,678	(a)
Novastar Home Equity Loan, 2004-1 M3	1.350%	6/25/34	690,000	653,864	(a)
Option One Mortgage Loan Trust, 2005-1 A4	1.325%	2/25/35	64,314	64,110	(a)
Option One Mortgage Loan Trust, 2005-3 M4	1.145%	8/25/35	1,040,000	490,272	(a)
Origen Manufactured Housing Contract Trust, 2007-A A2	2.291%	4/15/37	444,086	395,595	(a)
Park Place Securities Inc., 2004-WHQ2 M2	1.470%	2/25/35	176,845	176,743	(a)
Park Place Securities Inc., 2005-WHQ1 M6	1.695%	3/25/35	830,000	600,317	(a)
People’s Choice Home Loan Securities Trust, 2004-2 M1	1.425%	10/25/34	101,015	100,204	(a)
RAAC Series, 2006-RP2 A	0.774%	2/25/37	186,551	185,273	(a)(b)
RAAC Series, 2006-RP3 A	0.794%	5/25/36	506,784	488,406	(a)(b)
Regatta IV Funding Ltd., 2014-1A D	4.215%	7/25/26	250,000	237,073	(a)(b)
Renaissance Home Equity Loan Trust, 2003-1 A	1.385%	6/25/33	581,338	560,537	(a)
Renaissance Home Equity Loan Trust, 2003-2 A	1.368%	8/25/33	71,289	66,638	(a)
Renaissance Net Interest Margin Trust, 2007-2 N	8.353%	6/25/37	128,633	1	*(b)(d)(e)
Residential Asset Mortgage Products Inc., 2003-RS7 MII1	1.650%	8/25/33	30,450	27,591	(a)
Residential Asset Mortgage Products Inc., 2003-RZ4 A7	5.290%	6/25/33	6,526	6,664
Residential Asset Mortgage Products Inc., 2003-SL1 M1	7.348%	4/25/31	540,110	291,561	(a)
Residential Asset Securities Corp., 2006-KS2 M3	0.935%	3/25/36	1,260,000	881,312	(a)
Residential Funding Mortgage Securities Trust, 2006-HSA3 A	0.655%	5/25/36	788,055	715,098	(a)
SACO I Trust, 2006-3 A3	0.985%	4/25/36	189,378	377,667	(a)
SACO I Trust, 2006-4 A1	0.865%	3/25/36	191,055	327,348	(a)
Saratoga Investment Corp. CLO Ltd., 2013-1A A1	1.996%	10/20/23	250,000	250,006	(a)(b)
SLM Student Loan Trust, 2007-A A4A	1.090%	12/16/41	600,000	523,121	(a)
SLM Student Loan Trust, 2013-B B	3.000%	5/16/44	700,000	692,445	(b)
Structured Asset Investment Loan Trust, 2004-9 M4	2.475%	10/25/34	117,619	92,703	(a)
Venture CDO Ltd., 2014-16A A3L	3.430%	4/15/26	500,000	500,309	(a)(b)
Total Asset-Backed Securities (Cost — $23,163,041)				24,272,824
Corporate Bonds & Notes — 39.7%
Consumer Discretionary — 4.1%
Auto Components — 0.4%
Goodyear Tire & Rubber Co., Senior Bonds	5.125%	11/15/23	90,000	94,275
ZF North America Capital Inc., Senior Notes	4.750%	4/29/25	200,000	210,750	(b)
Total Auto Components				305,025
Automobiles — 2.2%
Ford Motor Credit Co., LLC, Senior Notes	5.875%	8/2/21	250,000	285,681	(c)

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2016 Annual Report	13

Schedule of investments (cont’d)

September 30, 2016

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Automobiles — continued
General Motors Financial Co. Inc., Senior Notes	4.375%	9/25/21	400,000	$427,699
General Motors Financial Co. Inc., Senior Notes	4.250%	5/15/23	1,000,000	1,041,124
Total Automobiles				1,754,504
Diversified Consumer Services — 0.0%
Service Corp. International, Senior Notes	7.625%	10/1/18	30,000	33,562
Hotels, Restaurants & Leisure — 0.2%
Choctaw Resort Development Enterprise, Senior Notes	7.250%	11/15/19	200,000	200,000	(b)
Media — 1.3%
Comcast Corp., Senior Notes	6.500%	1/15/17	400,000	406,109	(c)
DISH DBS Corp., Senior Notes	6.750%	6/1/21	400,000	433,000
DISH DBS Corp., Senior Notes	5.875%	7/15/22	190,000	195,744
Total Media				1,034,853
Total Consumer Discretionary				3,327,944
Consumer Staples — 2.3%
Beverages — 0.6%
Anheuser-Busch InBev Finance Inc., Senior Notes	2.017%	2/1/21	440,000	451,870	(a)
Food Products — 1.2%
Kraft Heinz Foods Co., Senior Notes	3.950%	7/15/25	920,000	997,196	(c)
Tobacco — 0.5%
Altria Group Inc., Senior Notes	9.250%	8/6/19	350,000	425,460
Total Consumer Staples				1,874,526
Energy — 6.6%
Energy Equipment & Services — 0.3%
Ensco PLC, Senior Notes	5.200%	3/15/25	300,000	220,155	(c)
Oil, Gas & Consumable Fuels — 6.3%
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	49,000	51,096
Chesapeake Energy Corp., Senior Notes	3.930%	4/15/19	400,000	376,000	(a)
Continental Resources Inc., Senior Notes	5.000%	9/15/22	500,000	500,000	(c)
Ecopetrol SA, Senior Notes	4.250%	9/18/18	240,000	249,300	(c)
Enterprise Products Operating LLC, Junior Subordinated Notes	4.465%	8/1/66	80,000	75,508	(a)(c)
Enterprise Products Operating LLC, Junior Subordinated Notes	7.034%	1/15/68	120,000	126,815	(a)(c)
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	210,000	216,300	(f)
LUKOIL International Finance BV, Senior Notes	7.250%	11/5/19	240,000	270,510	(f)
Petrobras Global Finance BV, Senior Notes	3.000%	1/15/19	1,230,000	1,208,475	(c)(e)
Petroleos Mexicanos, Senior Notes	3.500%	7/23/20	250,000	252,375
Rosneft Finance SA, Senior Notes	7.875%	3/13/18	200,000	214,400	(f)
Shell International Finance BV, Senior Notes	1.875%	5/10/21	600,000	601,031
Transcontinental Gas Pipe Line Co., LLC, Senior Notes	7.850%	2/1/26	210,000	272,341	(b)

See Notes to Financial Statements.

14	Western Asset Variable Rate Strategic Fund Inc. 2016 Annual Report

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Whiting Petroleum Corp., Senior Notes	5.000%	3/15/19	500,000	$486,250
Williams Cos. Inc., Senior Notes	4.550%	6/24/24	250,000	256,137
Total Oil, Gas & Consumable Fuels				5,156,538
Total Energy				5,376,693
Financials — 17.7%
Banks — 12.9%
Bank of America Corp., Junior Subordinated Notes	6.250%	9/5/24	650,000	677,690	(a)(g)
Bank of America Corp., Subordinated Notes	4.000%	1/22/25	660,000	685,221	(c)
Citigroup Inc., Junior Subordinated Bonds	6.300%	5/15/24	570,000	586,388	(a)(g)
Citigroup Inc., Subordinated Bonds	4.400%	6/10/25	900,000	954,635	(c)
Cooperatieve Rabobank U.A., Junior Subordinated Notes	11.000%	6/30/19	260,000	315,900	(a)(b)(c)(g)
Credit Agricole SA, Junior Subordinated Notes	8.375%	10/13/19	620,000	702,658	(a)(b)(c)(g)
JPMorgan Chase & Co., Junior Subordinated Bonds	5.150%	5/1/23	1,320,000	1,329,900	(a)(c)(g)
M&T Bank Corp., Junior Subordinated Bonds	6.875%	10/31/16	570,000	574,560	(c)(g)
M&T Bank Corp., Junior Subordinated Bonds	6.450%	2/15/24	1,190,000	1,341,963	(a)(c)(g)
PNC Financial Services Group Inc., Junior Subordinated Bonds	4.850%	6/1/23	990,000	989,901	(a)(c)(g)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	10/31/16	1,800,000	1,797,570	(a)(c)(g)
Wells Fargo & Co., Senior Notes	3.500%	3/8/22	450,000	477,806	(c)
Total Banks				10,434,192
Capital Markets — 1.7%
Bank of New York Mellon Corp., Junior Subordinated Notes	4.500%	6/20/23	1,340,000	1,316,550	(a)(c)(g)
Goldman Sachs Capital III, Junior Subordinated Bonds	4.000%	10/31/16	43,000	35,016	(a)(g)
Total Capital Markets				1,351,566
Consumer Finance — 1.7%
Ally Financial Inc., Senior Notes	8.000%	3/15/20	225,000	257,625
American Express Co., Senior Notes	2.650%	12/2/22	517,000	529,842	(c)
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	500,000	575,673
Total Consumer Finance				1,363,140
Diversified Financial Services — 0.6%
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	490,000	504,646
Insurance — 0.8%
MetLife Inc., Junior Subordinated Bonds	5.250%	6/15/20	680,000	685,100	(a)(c)(g)
Total Financials				14,338,644
Health Care — 1.0%
Health Care Equipment & Supplies — 1.0%
Becton, Dickinson & Co., Senior Notes	3.734%	12/15/24	300,000	325,916	(c)
Medtronic Inc., Senior Notes	3.500%	3/15/25	440,000	474,343
Total Health Care				800,259

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2016 Annual Report	15

Schedule of investments (cont’d)

September 30, 2016

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Industrials — 2.6%
Airlines — 0.4%
Air 2 US, Notes	8.027%	10/1/19	23,893	$25,088	(b)(e)
American Airlines, Pass Through Trust, Secured Bonds	4.100%	1/15/28	249,240	267,621
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	38,004	43,326
Total Airlines				336,035
Construction & Engineering — 0.5%
Brundage-Bone Concrete Pumping Inc., Senior Secured Notes	10.375%	9/1/21	200,000	215,000	(b)
Odebrecht Finance Ltd., Senior Notes	4.375%	4/25/25	500,000	192,500	(b)
Total Construction & Engineering				407,500
Industrial Conglomerates — 1.7%
General Electric Co., Junior Subordinated Bonds	5.000%	1/21/21	1,312,000	1,396,887	(a)(c)(g)
Total Industrials				2,140,422
Information Technology — 0.8%
Electronic Equipment, Instruments & Components — 0.3%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	260,000	264,225
IT Services — 0.1%
First Data Corp., Senior Secured Notes	6.750%	11/1/20	65,000	67,287	(b)
Technology Hardware, Storage & Peripherals — 0.4%
Diamond 1 Finance Corp./Diamond 2 Finance Corp., Senior Secured Notes	4.420%	6/15/21	340,000	355,711	(b)
Total Information Technology				687,223
Materials — 1.6%
Chemicals — 0.2%
Jac Holding Corp., Senior Secured Notes	11.500%	10/1/19	143,000	151,723	(b)
Construction Materials — 0.8%
Cemex SAB de CV, Senior Secured Notes	5.430%	10/15/18	650,000	677,625	(a)(b)(c)
Metals & Mining — 0.6%
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	500,000	495,625	(c)
Total Materials				1,324,973
Real Estate — 0.3%
Equity Real Estate Investment Trusts (REITs) — 0.3%
CTR Partnership LP/CareTrust Capital Corp., Senior Notes	5.875%	6/1/21	200,000	208,000
Telecommunication Services — 2.7%
Diversified Telecommunication Services — 1.1%
AT&T Inc., Senior Notes	3.600%	2/17/23	810,000	855,004	(c)
Cincinnati Bell Telephone Co., LLC, Senior Debentures	6.300%	12/1/28	45,000	43,031
Total Diversified Telecommunication Services				898,035

See Notes to Financial Statements.

16	Western Asset Variable Rate Strategic Fund Inc. 2016 Annual Report

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Wireless Telecommunication Services — 1.6%
Sprint Corp., Senior Notes	7.250%	9/15/21	530,000	$534,637
Sprint Corp., Senior Notes	7.625%	2/15/25	740,000	736,300
Total Wireless Telecommunication Services				1,270,937
Total Telecommunication Services				2,168,972
Total Corporate Bonds & Notes (Cost — $29,662,467)				32,247,656
Mortgage-Backed Securities — 2.6%
GNMA — 2.6%
Government National Mortgage Association (GNMA)	6.500%	8/15/34	163,718	189,176	(c)
Government National Mortgage Association (GNMA) II	1.645%	8/20/58	130,972	133,307	(a)(c)
Government National Mortgage Association (GNMA) II	1.990%	10/20/59-1/20/60	678,692	698,233	(a)(c)
Government National Mortgage Association (GNMA) II	1.950%	12/20/59	144,015	147,772	(a)(c)
Government National Mortgage Association (GNMA) II	1.960%	12/20/59	603,378	619,297	(a)(c)
Government National Mortgage Association (GNMA) II	1.626%	7/20/60	136,834	139,675	(a)(c)
Government National Mortgage Association (GNMA) II	1.813%	7/20/60	143,433	146,840	(a)(c)
Total Mortgage-Backed Securities (Cost — $2,058,387)				2,074,300
Senior Loans — 3.2%
Consumer Discretionary — 1.2%
Media — 0.9%
Univision Communications Inc., Term Loan C4	4.000%	3/1/20	771,044	772,971	(h)(i)
Specialty Retail — 0.3%
Michaels Stores Inc., Term Loan B	3.750%	1/28/20	242,481	243,593	(h)(i)
Total Consumer Discretionary				1,016,564
Health Care — 0.3%
Health Care Providers & Services — 0.3%
Envision Healthcare Corp., Initial Term Loan	4.250%	5/25/18	233,727	234,360	(h)(i)
Industrials — 0.4%
Airlines — 0.4%
American Airlines Inc., New Term Loan	3.250%	6/27/20	291,795	292,752	(h)(i)
Information Technology — 0.3%
IT Services — 0.3%
First Data Corp., Extended 2021 Term Loan	4.525%	3/24/21	225,489	227,116	(h)(i)
Telecommunication Services — 1.0%
Diversified Telecommunication Services — 1.0%
Intelsat Jackson Holdings SA, Term Loan B2	3.750%	6/30/19	711,984	679,690	(h)(i)
Virgin Media Investment Holdings Ltd., USD Term Loan F	3.649%	6/30/23	168,330	169,207	(h)(i)
Total Telecommunication Services				848,897
Total Senior Loans (Cost — $2,584,014)				2,619,689

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2016 Annual Report	17

Schedule of investments (cont’d)

September 30, 2016

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Sovereign Bonds — 4.9%
Brazil — 2.9%
Federative Republic of Brazil, Notes	10.000%	1/1/21	7,980,000	BRL	$2,345,970
Mexico — 1.4%
United Mexican States, Medium-Term Notes	6.750%	9/27/34	85,000		112,837	(c)
United Mexican States, Senior Bonds	6.500%	6/9/22	15,090,000	MXN	804,689
United Mexican States, Senior Notes	5.550%	1/21/45	210,000		244,125	(c)
Total Mexico					1,161,651
Russia — 0.6%
Russian Foreign Bond - Eurobond, Senior Bonds	12.750%	6/24/28	254,000		458,803	(f)
Total Sovereign Bonds (Cost — $4,169,718)					3,966,424
U.S. Government & Agency Obligations — 0.5%
U.S. Government Obligations — 0.5%
U.S. Treasury Bonds (Cost — $361,860)	2.250%	8/15/46	380,000		373,127

			Shares
Common Stocks — 0.0%
Industrials — 0.0%
Marine — 0.0%
DeepOcean Group Holding AS (Cost — $72,490)			3,101		24,095	*(e)(j)
Preferred Stocks — 2.6%
Financials — 2.6%
Capital Markets — 2.6%
Northern Trust Corp.	5.850%		28,000		761,320
State Street Corp.	5.900%		49,000		1,361,710	(a)
Total Preferred Stocks (Cost — $1,975,960)					2,123,030
Total Investments before Short-Term Investments (Cost — $101,446,467)					104,704,120
Short-Term Investments — 0.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost — $238,840)	0.253%		238,840		238,840
Total Investments — 129.2% (Cost — $101,685,307#)					104,942,960
Liabilities in Excess of Other Assets — (29.2)%					(23,704,679)
Total Net Assets — 100.0%					$81,238,281

*	Non-income producing security.

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

See Notes to Financial Statements.

18	Western Asset Variable Rate Strategic Fund Inc. 2016 Annual Report

Western Asset Variable Rate Strategic Fund Inc.

(c)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.

(d)	The coupon payment on these securities is currently in default as of September 30, 2016.

(e)	Illiquid security (unaudited).

(f)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(g)	Security has no maturity date. The date shown represents the next call date.

(h)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(i)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(j)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

#	Aggregate cost for federal income tax purposes is $101,911,378.

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
BRL	— Brazilian Real
CDO	— Collateralized Debt Obligation
CLO	— Collateral Loan Obligation
IO	— Interest Only
MXN	— Mexican Peso
PAC	— Planned Amortization Class
STRIPS	— Separate Trading of Registered Interest and Principal Securities

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2016 Annual Report	19

Statement of assets and liabilities

September 30, 2016

Assets:
Investments, at value (Cost — $101,685,307)	$104,942,960
Foreign currency, at value (Cost — $147,307)	146,024
Cash	878,618
Receivable for securities sold	1,224,081
Deposits with brokers for centrally cleared swap contracts	848,854
Interest and dividends receivable	631,227
Deposits with brokers for open futures contracts	240,519
Receivable from broker — variation margin on centrally cleared swaps	121,112
Principal paydown receivable	43,052
Unrealized appreciation on forward foreign currency contracts	5,165
Prepaid expenses	10,496
Total Assets	109,092,108

Liabilities:
Payable for open reverse repurchase agreements (Note 3)	25,613,796
Payable for securities purchased	1,633,159
Deposits from brokers for reverse repurchase agreements	252,000
Interest payable	75,221
Investment management fee payable	66,332
Payable to broker — variation margin on open futures contracts	53,950
Unrealized depreciation on forward foreign currency contracts	37,259
Directors’ fees payable	3,501
OTC swaps, at value (premiums paid — $111)	1,333
Payable for open OTC swap contracts	15
Accrued expenses	117,261
Total Liabilities	27,853,827
Total Net Assets	$81,238,281

Net Assets:
Par value ($0.001 par value; 4,668,407 shares issued and outstanding; 100,000,000 shares authorized)	$4,668
Paid-in capital in excess of par value	94,957,238
Overdistributed net investment income	(102,789)
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(16,910,839)
Net unrealized appreciation on investments, futures contracts, swap contracts and foreign currencies	3,290,003
Total Net Assets	$81,238,281

Shares Outstanding	4,668,407

Net Asset Value	$17.40

See Notes to Financial Statements.

20	Western Asset Variable Rate Strategic Fund Inc. 2016 Annual Report

Statement of operations

For the Year Ended September 30, 2016

Investment Income:
Interest	$5,449,181
Dividends	113,215
Total Investment Income	5,562,396

Expenses:
Investment management fee (Note 2)	856,450
Interest expense (Note 3)	357,169
Legal fees	165,778
Audit and tax fees	83,420
Transfer agent fees	81,034
Shareholder reports	30,388
Directors’ fees	25,122
Stock exchange listing fees	21,284
Custody fees	10,639
Fund accounting fees	8,651
Insurance	2,555
Miscellaneous expenses	16,910
Total Expenses	1,659,400
Net Investment Income	3,902,996

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(2,855,370)
Futures contracts	670,846
Written options	7,179
Swap contracts	(1,772,473)
Foreign currency transactions	(171,053)
Net Realized Loss	(4,120,871)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	3,590,137
Futures contracts	(173,749)
Swap contracts	29,544
Foreign currencies	(27,474)
Change in Net Unrealized Appreciation (Depreciation)	3,418,458
Net Loss on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	(702,413)
Increase in Net Assets From Operations	$3,200,583

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2016 Annual Report	21

Statements of changes in net assets

For the Years Ended September 30,	2016	2015

Operations:
Net investment income	$3,902,996	$4,586,528
Net realized loss	(4,120,871)	(3,676,149)
Change in net unrealized appreciation (depreciation)	3,418,458	(3,807,650)
Increase (Decrease) in Net Assets From Operations	3,200,583	(2,897,271)

Distributions to Shareholders From (Note 1):
Net investment income	(3,765,868)	(4,355,980)
Return of capital	(885,866)	(1,479,529)
Decrease in Net Assets From Distributions to Shareholders	(4,651,734)	(5,835,509)

Fund Share Transactions:
Cost of shares repurchased through tender offer (2,000,746 and 0 shares repurchased, respectively) (Note 6)	(34,272,779)	—
Decrease in Net Assets From Fund Share Transactions	(34,272,779)	—
Decrease in Net Assets	(35,723,930)	(8,732,780)

Net Assets:
Beginning of year	116,962,211	125,694,991
End of year*	$81,238,281	$116,962,211
*Includes overdistributed net investment income of:	$(102,789)	$(93,631)

See Notes to Financial Statements.

22	Western Asset Variable Rate Strategic Fund Inc. 2016 Annual Report

Statement of cash flows

For the Year Ended September 30, 2016

Increase (Decrease) in Cash:
Cash Provided (Used) by Operating Activities:
Net increase in net assets resulting from operations	$3,200,583
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(23,838,015)
Sales of portfolio securities	50,640,901
Net purchases, sales and maturities of short-term investments	(238,840)
Net amortization of premium (accretion of discount)	(984,244)
Increase in receivable for securities sold	(1,058,573)
Decrease in interest and dividends receivable	50,580
Increase in receivable to broker — variation margin on centrally cleared swaps	(118,013)
Decrease in prepaid expenses	732
Increase in principal paydown receivable	(33,846)
Decrease in receivable for open OTC swap contracts	465
Increase in deposits with brokers for open futures contracts	(52,014)
Increase in deposits with brokers for centrally cleared swap contracts	(170,985)
Decrease in net premiums paid for OTC swap contracts	32
Decrease in payable for open OTC swap contracts	(2,782)
Increase in payable for securities purchased	1,462,053
Decrease in investment management fee payable	(15,149)
Increase in Directors’ fees payable	139
Increase in interest payable	72,094
Increase in deposits from brokers for reverse repurchase agreements	252,000
Increase in accrued expenses	6,803
Increase in payable to broker — variation margin on open futures contracts	46,143
Net realized loss on investments	2,855,370
Change in net unrealized appreciation (depreciation) of investments, OTC swap contracts and forward foreign currency transactions	(3,553,204)
Net Cash Provided by Operating Activities*	28,522,230

Cash Flows From Financing Activities:
Distributions paid on common stock	(4,651,734)
Payment for shares repurchased through tender offer	(34,272,779)
Increase in payable for open reverse repurchase agreements	14,432,492
Decrease in due to custodian	(3,005,567)
Net Cash Used in Financing Activities	(27,497,588)
Net Increase in Cash	1,024,642
Cash at Beginning of Year	—
Cash at End of Year	$1,024,642

*	Included in operating expenses is cash of $285,075 paid for interest on borrowings.

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2016 Annual Report	23

Financial highlights

For a share of capital stock outstanding throughout each year ended September 30:
	2016[1]	2015[1]	2014[1]	2013[1]	2012[1]

Net asset value, beginning of year	$17.54	$18.85	$18.71	$18.46	$16.80

Income (loss) from operations:
Net investment income	0.79	0.69	0.78	0.78	0.90
Net realized and unrealized gain (loss)	(0.14)	(1.12)	0.23	0.34	1.56
Total income (loss) from operations	0.65	(0.43)	1.01	1.12	2.46

Less distributions from:
Net investment income	(0.74)	(0.66)	(0.87)	(0.87)	(0.80)
Return of capital	(0.19)	(0.22)	—	—	—
Total distributions	(0.93)	(0.88)	(0.87)	(0.87)	(0.80)
Net increase due to shares repurchased through tender offer	0.14	—	—	—	—

Net asset value, end of year	$17.40	$17.54	$18.85	$18.71	$18.46

Market price, end of year	$15.92	$15.56	$17.08	$17.00	$18.45
Total return, based on NAV[2,3]	4.78%[4]	(2.38)%	5.47%	6.16%	15.05%
Total return, based on Market Price[5]	8.53%	(3.95)%	5.66%	(3.25)%	25.59%

Net assets, end of year (000s)	$81,238	$116,962	$125,695	$124,760	$122,940

Ratios to average net assets:
Gross expenses	1.94%	1.12%	1.14%	1.08%	1.20%
Net expenses	1.94	1.12	1.14	1.08	1.20
Net investment income	4.57	3.76	4.10	4.18	5.17

Portfolio turnover rate	21%	30%	26%	21%	18%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results.

[4]

The total return based on NAV reflects the impact of the tender and repurchase of its shares by the Fund at the price equal to 98% of the net asset value per share on November 20, 2015. Absent this tender offer, the total return based on NAV would have been 3.88%.

[5]	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

See Notes to Financial Statements.

24	Western Asset Variable Rate Strategic Fund Inc. 2016 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Variable Rate Strategic Fund Inc. (the “Fund”) was incorporated in Maryland on August 3, 2004 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is to maintain a high level of current income. The Fund invests primarily in variable rate instruments of U.S. and non-U.S. issuers, including U.S. and non-U.S. investment grade and high-yield debt, senior loans, emerging market debt and derivatives related to these securities.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

Western Asset Variable Rate Strategic Fund Inc. 2016 Annual Report	25

Notes to financial statements (cont’d)

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

26	Western Asset Variable Rate Strategic Fund Inc. 2016 Annual Report

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Collateralized Mortgage Obligations	—	$37,002,975	—	$37,002,975
Asset-Backed Securities	—	24,272,824	—	24,272,824
Corporate Bonds & Notes	—	32,247,656	—	32,247,656
Mortgage-Backed Securities	—	2,074,300	—	2,074,300
Senior Loans	—	2,619,689	—	2,619,689
Sovereign Bonds	—	3,966,424	—	3,966,424
U.S. Government & Agency Obligations	—	373,127	—	373,127
Common Stocks	—	—	$24,095	24,095
Preferred Stocks	$2,123,030	—	—	2,123,030
Total Long-Term Investments	$2,123,030	$102,556,995	$24,095	$104,704,120
Short-Term Investments†	238,840	—	—	238,840
Total Investments	$2,361,870	$102,556,995	$24,095	$104,942,960
Other Financial Instruments:
Futures Contracts	$2,138	—	—	$2,138
Forward Foreign Currency Contracts	—	$5,165	—	5,165
Centrally Cleared Interest Rate Swaps	—	114,545	—	114,545
Total Other Financial Instruments	$2,138	$119,710	—	$121,848
Total	$2,364,008	$102,676,705	$24,095	$105,064,808

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Futures Contracts	$41,900	—	—	$41,900
Forward Foreign Currency Contracts	—	$37,259	—	37,259
OTC Credit Default Swaps on Corporate Issues — Buy Protection‡	—	1,333	—	1,333
Centrally Cleared Interest Rate Swaps	—	6,895	—	6,895
Total	$41,900	$45,487	—	$87,387

†	See Schedule of Investments for additional detailed categorizations.

‡	Value includes any premium paid or received with respect to swap contracts.

Western Asset Variable Rate Strategic Fund Inc. 2016 Annual Report	27

Notes to financial statements (cont’d)

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations. If the market value of the collateral declines during the period, the Fund may be required to post additional collateral to cover its obligation. Cash collateral that has been pledged to cover obligations of the Fund under reverse repurchase agreements, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral are noted in the Schedule of Investments. Interest payments made on reverse repurchase agreements are recognized as a component of “Interest expense” on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount.

28	Western Asset Variable Rate Strategic Fund Inc. 2016 Annual Report

This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

Western Asset Variable Rate Strategic Fund Inc. 2016 Annual Report	29

Notes to financial statements (cont’d)

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of September 30, 2016, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the year ended September 30, 2016, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

30	Western Asset Variable Rate Strategic Fund Inc. 2016 Annual Report

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(f) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a

Western Asset Variable Rate Strategic Fund Inc. 2016 Annual Report	31

Notes to financial statements (cont’d)

material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(g) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(h) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(i) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon

32	Western Asset Variable Rate Strategic Fund Inc. 2016 Annual Report

prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(j) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(k) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks.

Western Asset Variable Rate Strategic Fund Inc. 2016 Annual Report	33

Notes to financial statements (cont’d)

The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of September 30, 2016, the Fund held forward foreign currency contracts and OTC credit default swaps with credit related contingent features which had a liability position of $38,592. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(m) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of

34	Western Asset Variable Rate Strategic Fund Inc. 2016 Annual Report

investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(n) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(o) Other risks. Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed, amongst other factors. These securities are generally more volatile in nature, and the risk of loss of principal may be greater.

(p) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(q) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

Western Asset Variable Rate Strategic Fund Inc. 2016 Annual Report	35

Notes to financial statements (cont’d)

(r) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(s) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2016, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(t) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$(146,286)	$146,286

(a)

Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed-income securities, losses from mortgage-backed securities treated as capital losses for tax purposes and book/tax differences in the treatment of swap contracts.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. (“Western Singapore”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings used for leverage and any proceeds from the issuance of preferred stock.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited and Western Singapore provide certain subadvisory services to the

36	Western Asset Variable Rate Strategic Fund Inc. 2016 Annual Report

Fund relating to currency transactions and investments in non-U.S. dollar denominated debt securities. Western Asset Limited and Western Singapore do not receive any compensation from the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited and Western Singapore a subadvisory fee of 0.30% on the assets managed by each subadviser.

During periods in which the Fund utilizes financial leverage, the fees paid to LMPFA will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended September 30, 2016, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$21,918,072	$1,919,943
Sales	48,720,946	1,919,955

At September 30, 2016, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$6,348,949
Gross unrealized depreciation	(3,317,367)
Net unrealized appreciation	$3,031,582

Transactions in reverse repurchase agreements for the Fund during the year ended September 30, 2016 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$28,577,075	1.250%	$36,689,960

*	Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from (1.000)% to 2.287% during the year ended September 30, 2016. Interest expense incurred on reverse repurchase agreements totaled $357,169.

At September 30, 2016, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date	Face Amount of Reverse Repurchase Agreements	Asset Class of Collateral*	Collateral Value
Barclays Capital Inc.	1.800%	2/22/16	TBD**	$256,088	Sovereign Bonds	$356,962
Barclays Capital Inc.	1.850%	2/22/16	TBD**	203,100	Corporate Bonds & Notes	249,300
Barclays Capital Inc.	1.950%	2/22/16	TBD**	1,203,050	Corporate Bonds & Notes	1,886,100

Western Asset Variable Rate Strategic Fund Inc. 2016 Annual Report	37

Notes to financial statements (cont’d)

Counterparty	Rate	Effective Date	Maturity Date	Face Amount of Reverse Repurchase Agreements	Asset Class of Collateral*	Collateral Value
Barclays Capital Inc.	(1.000)%	4/1/16	TBD**	$296,250	Corporate Bonds & Notes	$495,625
Morgan Stanley	1.350%	7/25/16	10/24/16	6,318,000	Corporate Bonds & Notes	6,873,548
Morgan Stanley	1.500%	7/25/16	10/24/16	582,000	Corporate Bonds & Notes	685,100
Morgan Stanley	1.850%	7/25/16	10/24/16	1,451,000	Corporate Bonds & Notes	1,997,373
Morgan Stanley	1.400%	8/10/16	11/8/16	3,741,000	Corporate Bonds & Notes	4,049,461
Royal Bank of Canada	1.100%	7/5/16	10/5/16	2,137,192	Corporate Bonds & Notes	2,288,199
Royal Bank of Canada	1.100%	8/19/16	10/5/16	958,116	Corporate Bonds & Notes	997,196
Royal Bank of Canada	2.254%	9/16/16	12/16/16	524,000	Collateralized Mortgage Obligations	651,519
Royal Bank of Canada	2.154%	9/16/16	12/16/16	491,000	Collateralized Mortgage Obligations	632,994
Bank of America	0.840%	9/22/16	12/21/16	185,000	Mortgage-Backed Securities	189,176
Bank of America	0.920%	9/22/16	12/21/16	7,268,000	Collateralized Mortgage Obligations Mortgage-Backed Securities	6,529,883 1,885,124
				$25,613,796		$29,767,560

*	Refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements.

**	TBD — To Be Determined; These reverse repurchase agreements have no maturity dates because they are renewed daily and can be terminated by either the Fund or the counterparty in accordance with the terms of the agreements.

At September 30, 2016, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day Eurodollar	32	12/16	$7,926,379	$7,926,400	$21
90-Day Eurodollar	42	12/17	10,386,212	10,388,175	1,963
U.S. Treasury 10-Year Notes	104	12/16	13,663,401	13,637,000	(26,401)
U.S. Treasury Ultra Long-Term Bonds	6	12/16	1,116,514	1,103,250	(13,264)
	(37,681)
Contracts to Sell:
90-Day Eurodollar	42	12/19	10,358,115	10,360,350	(2,235)
U.S. Treasury 5-Year Notes	3	12/16	364,701	364,547	154
	(2,081)
Net unrealized depreciation on open futures contracts					$(39,762)

At September 30, 2016, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
MXN	10,780,000	USD	550,154	Citibank N.A.	10/14/16	$5,165
USD	882,483	BRL	3,000,000	Citibank N.A.	10/14/16	(37,259)
Total						$(32,094)

Abbreviations used in this table:
BRL	— Brazilian Real
MXN	— Mexican Peso
USD	— United States Dollar

38	Western Asset Variable Rate Strategic Fund Inc. 2016 Annual Report

During the year ended September 30, 2016, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of September 30, 2015	—	—
Options written	46	$7,179
Options closed	—	—
Options exercised	—	—
Options expired	(46)	(7,179)
Written options, outstanding as of September 30, 2016	—	—

At September 30, 2016, the Fund had the following open swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAPS
Central Counterparty	Notional Amount	Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Chicago Mercantile Exchange	$39,290,000	11/15/17	3-Month LIBOR quarterly	FEDL01 quarterly	—	$(6,895)
Chicago Mercantile Exchange	2,500,000	6/28/23	1.238% semi-annually	3-Month LIBOR quarterly	$(3,013)	14,492
Chicago Mercantile Exchange	25,000,000	6/28/26	1.454% semi-annually	3-Month LIBOR quarterly	(42,724)	100,053
Total	$66,790,000				$(45,737)	$107,650

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — BUY PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread at September 30, 2016[3]	Periodic Payments Made by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 3/20/20)	$10,000	3/20/20	1.06%	5.000% quarterly	$(1,333)	$111	$(1,444)

[1]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

†	Percentage shown is an annual percentage rate.

Western Asset Variable Rate Strategic Fund Inc. 2016 Annual Report	39

Notes to financial statements (cont’d)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at September 30, 2016.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts[2]	$2,138	—	$2,138
Centrally cleared swap contracts[3]	114,545	—	114,545
Forward foreign currency contracts	—	$5,165	5,165
Total	$116,683	$5,165	$121,848

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts[2]	$41,900	—	—	$41,900
OTC swap contracts[4]	—	—	$1,333	1,333
Centrally cleared swap contracts[3]	6,895	—	—	6,895
Forward foreign currency contracts	—	$37,259	—	37,259
Total	$48,795	$37,259	$1,333	$87,387

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended September 30, 2016. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Written options	$7,179	—	—	$7,179
Futures contracts	670,846	—	—	670,846
Swap contracts	(1,771,933)	—	$(540)	(1,772,473)
Forward foreign currency contracts[1]	—	$(170,284)	—	(170,284)
Total	$(1,093,908)	$(170,284)	$(540)	$(1,264,732)

[1]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

40	Western Asset Variable Rate Strategic Fund Inc. 2016 Annual Report

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$(173,749)	—	—	$(173,749)
Swap contracts	30,081	—	$(537)	29,544
Forward foreign currency contracts[1]	—	$(32,094)	—	(32,094)
Total	$(143,668)	$(32,094)	$(537)	$(176,299)

[1]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Statement of Operations.

During the year ended September 30, 2016, the volume of derivative activity for the Fund was as follows:

Average Market Value
Written options†	$361
Futures contracts (to buy)	17,366,013
Futures contracts (to sell)	2,887,907
Forward foreign currency contracts (to buy)	42,717
Forward foreign currency contracts (to sell)	646,630

Average Notional Balance
Interest rate swap contracts	$33,544,615
Credit default swap contracts (to buy protection)	10,000

†	At September 30, 2016, there were no open positions held in this derivative.

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at September 30, 2016:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Centrally cleared swap contracts[2]	$121,112	—	$121,112
Forward foreign currency contracts	5,165	—	5,165
Total	$126,277	—	$126,277

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at September 30, 2016:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[3,4]	Net Amount
Futures contracts[2]	$53,950	$(53,950)	—
Forward foreign currency contracts	37,259	—	$37,259
OTC swap contracts	1,333	—	1,333
Total	$92,542	$(53,950)	$38,592

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

Western Asset Variable Rate Strategic Fund Inc. 2016 Annual Report	41

Notes to financial statements (cont’d)

[3]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[4]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

5. Distributions subsequent to September 30, 2016

The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
10/21/2016	10/28/2016	$0.0775
11/18/2016	11/25/2016	$0.0775
12/23/2016	12/30/2016	$0.0775
1/20/2017	1/27/2017	$0.0775
2/17/2017	2/24/2017	$0.0775

6. Tender offer

On October 22, 2015, the Fund announced that the Fund’s Board of Directors had approved a tender offer for up to 30% of the outstanding common stock (“Shares”) or 2,000,746 Shares of the Fund. The tender offer was to be conducted at a price equal to 98% of the net asset value per Share of the Fund’s Shares as determined as of the close of the regular trading session of the New York Stock Exchange on the tender offer expiration date. The tender offer commenced on October 22, 2015 and expired on November 20, 2015.

On November 30, 2015, the Fund announced the final results of the tender offer. A total of 4,423,133 Shares were duly tendered and not withdrawn, including Shares tendered pursuant to notices of guaranteed delivery. Because the number of Shares tendered exceeded 2,000,746 Shares, the tender offer was oversubscribed. Therefore, in accordance with the terms and conditions specified in the tender offer, the Fund purchased Shares from all tendering stockholders on a pro rata basis, disregarding fractions. Accordingly, on a pro rata basis, approximately 45.23% of Shares for each stockholder who properly tendered Shares were accepted for payment. The Fund transmitted payment to purchase the duly tendered and accepted Shares on November 27, 2015. The purchase price of properly tendered Shares was $17.13 per Share, equal to 98% of the per Share net asset value of $17.48 as of the close of the regular trading session of the New York Stock Exchange on November 20, 2015. Shares repurchased and the corresponding dollar amount are included on the Statement of Changes in Net Assets. Shares that were not tendered remain outstanding. The difference between the purchase price of the tendered Shares and the net asset value per Share was recognized by the Fund in the Financial Highlights as an increase in net assets resulting from the tender and repurchase of Shares by the Fund.

7. Stock repurchase program

On November 16, 2015, the Fund announced that the Fund’s Board of Directors (the “Board”) had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably

42	Western Asset Variable Rate Strategic Fund Inc. 2016 Annual Report

believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. During the period ended September 30, 2016, the Fund did not repurchase any shares pursuant to the stock repurchase program.

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended September 30, was as follows:

	2016	2015
Distributions paid from:
Ordinary income	$3,765,868	$4,355,980
Tax return of capital	885,866	1,479,529
Total distributions paid	$4,651,734	$5,835,509

As of September 30, 2016, the components of accumulated earnings (losses) on a tax basis were as follows:

Deferred capital losses*	$(11,987,435)
Capital loss carryforward**	(4,735,221)
Other book/tax temporary differences(a)	(64,901)
Unrealized appreciation (depreciation)(b)	3,063,932
Total accumulated earnings (losses) — net	$(13,723,625)

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains. These losses must be utilized before any of the Fund’s capital loss carryforward may be utilized.
**	As of September 30, 2016, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
9/30/2019	$(4,735,221)

This amount will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the difference between book and tax amortization methods for premiums on fixed income securities.

9. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

Western Asset Variable Rate Strategic Fund Inc. 2016 Annual Report	43

Report of independent registered public accounting firm

The Board of Directors and Shareholders

Western Asset Variable Rate Strategic Fund Inc.:

We have audited the accompanying statement of assets and liabilities of Western Asset Variable Rate Strategic Fund Inc. (the “Fund”), including the schedule of investments, as of September 30, 2016, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Variable Rate Strategic Fund Inc. as of September 30, 2016, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 21, 2016

44	Western Asset Variable Rate Strategic Fund Inc. 2016 Annual Report

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Variable Rate Strategic Fund Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

The Fund’s annual proxy statement includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-888-777-0102.

Independent Directors†:
Robert D. Agdern
Year of birth	1950
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2015
Principal occupation(s) during past five years	Member of the Advisory Committee of the Dispute Resolution Research Center at the Kellogg Graduate School of Business, Northwestern University (since 2002); formerly, Deputy General Counsel responsible for western hemisphere matters for BP PLC (1999 to 2001); formerly, Associate General Counsel at Amoco Corporation responsible for corporate, chemical, and refining and marketing matters and special assignments (1993 to 1998) (Amoco merged with British Petroleum in 1998 forming BP PLC).
Number of portfolios in fund complex overseen by Director (including the Fund)	29
Other board memberships held by Director during past five years	None

Carol L. Colman
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2004
Principal occupation(s) during past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by Director (including the Fund)	29
Other board memberships held by Director during past five years	None

Daniel P. Cronin
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2004
Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	29
Other board memberships held by Director during past five years	None

Western Asset Variable Rate Strategic Fund Inc.	45

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors cont’d
Paolo M. Cucchi
Year of birth	1941
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	Emeritus Professor of French and Italian (since 2014) and formerly, Vice President and Dean of The College of Liberal Arts (1984 to 2009) and Professor of French and Italian (2009 to 2014) at Drew University
Number of portfolios in fund complex overseen by Director (including the Fund)	29
Other board memberships held by Director during past five years	None

Leslie H. Gelb
Year of birth	1937
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2004
Principal occupation(s) during past five years	President Emeritus (since 2003); formerly, Senior Board Fellow (2003 to 2015) and President, (prior to 2003), the Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times
Number of portfolios in fund complex overseen by Director (including the Fund)	29
Other board memberships held by Director during past five years	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited (since 1994); Director, Encyclopedia Brittanica; Director, Centre Partners IV and V, LP and Affiliates

William R. Hutchinson
Year of birth	1942
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2004
Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (Consulting) (since 2001)
Number of portfolios in fund complex overseen by Director (including the Fund)	29
Other board memberships held by Director during past five years	Director (Non-Executive Chairman of the Board (since December 1, 2009)), Associated Banc Corp. (banking) (since 1994)

46	Western Asset Variable Rate Strategic Fund Inc.

Independent Directors cont’d
Eileen A. Kamerick
Year of birth	1958
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2013
Principal occupation(s) during past five years	National Association of Corporate Directors Board Leadership Fellow and financial expert; Adjunct Professor, Washington University in St. Louis and University of Iowa law schools (since 2007); formerly, Senior Advisor to the Chief Executive Officer and Executive Vice President and Chief Financial Officer of ConnectWise, Inc. (software and services company) (2015 to 2016); Chief Financial Officer, Press Ganey Associates (health care informatics company) (2012 to 2014); Managing Director and Chief Financial Officer, Houlihan Lokey (international investment bank) and President, Houlihan Lokey Foundation (2010 to 2012)
Number of portfolios in fund complex overseen by Director (including the Fund)	29
Other board memberships held by Director during past five years	Hochschild Mining PLC (precious metals company) (since 2016); Director of Associated Banc-Corp (financial services company) (since 2007); Westell Technologies, Inc. (technology company) (2003 to 2016)

Riordan Roett
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2004
Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director of Latin American Studies, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University (since 1973)
Number of portfolios in fund complex overseen by Director (including the Fund)	29
Other board memberships held by Director during past five years	None

Western Asset Variable Rate Strategic Fund Inc.	47

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Interested Director and Officer:
Jane Trust, CFA[2]
Year of birth	1962
Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class II
Term of office[1] and length of time served	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2016); Officer and/or Trustee/Director of 159 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); formerly, Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); formerly, Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of portfolios in fund complex overseen by Director (including the Fund)	152
Other board memberships held by Director during past five years	None

Additional Officers:
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Jenna Bailey Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) held with Fund[1]	Identity Theft Prevention Officer
Term of office[1] and length of time served	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013); formerly, Risk Manager of U.S. Distribution of Legg Mason & Co. (2007 to 2011)

48	Western Asset Variable Rate Strategic Fund Inc.

Additional Officers cont’d
Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served	Since 2004
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) held with Fund[1]	Principal Financial Officer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Western Asset Variable Rate Strategic Fund Inc.	49

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers cont’d
Steven Frank Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1967
Position(s) held with Fund[1]	Treasurer
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (2002 to 2015); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) held with Fund[1]	Senior Vice President
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]

The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2019, year 2017 and year 2018, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year, to hold office until their successors are duly elected and qualified.

[2]	Ms. Trust is an “interested person” of the Fund as defined in the 1940 Act because Ms. Trust is an officer of LMPFA and certain of its affiliates.

50	Western Asset Variable Rate Strategic Fund Inc.

Annual chief executive officer and principal financial officer certifications (unaudited)

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the Certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

Western Asset Variable Rate Strategic Fund Inc.	51

Other shareholder communications regarding accounting matters (unaudited)

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair. Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Legg Mason & Co., LLC

Compliance Department

620 Eighth Avenue, 49th Floor

New York, New York 10018

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

52	Western Asset Variable Rate Strategic Fund Inc.

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all distributions, on your common shares (the “Common Shares”) will be automatically reinvested by Computershare, Inc. as agent for the holders of Common Shares (the “Common Shareholders”) (the “Plan Agent”), in additional Common Shares under the Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare, Inc., as dividend paying agent.

If you participate in the Plan, the number of Common Shares you will receive will be determined as follows:

1. If the market price of the Common Shares on the record date (or, if the record date is not a New York Stock Exchange (the “Exchange”) trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant dividend or distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Shares, the Fund will issue new Common Shares at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the market price per share of the Common Shares on the determination date.

2. If 98% of the net asset value per share of the Common Shares exceeds the market price of the Common Shares on the determination date, the Plan Agent will receive the distribution in cash and will buy Common Shares in the open market, on the Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the distribution payment date, or (b) the record date for the next succeeding distribution to be made to the Common Shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Shares at the close of trading on the Exchange on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Shares in the open market and the Fund shall issue the remaining Common Shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

The Plan Agent maintains all participants’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in noncertificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

Western Asset Variable Rate Strategic Fund Inc.	53

Dividend reinvestment plan (unaudited) (cont’d)

You may withdraw from the Plan by notifying the Plan Agent in writing at 211 Quality Circle, Suite 210, College Station, TX 77845-4470 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared distribution on the Common Shares. The Plan may be terminated by the Fund upon notice in writing mailed to Common Shareholders at least 30 days prior to the record date for the payment of any distribution by the Fund for which the termination is to be effective. Upon any termination, you will be sent a certificate or certificates for the full Common Shares held for you under the Plan and cash for any fractional Common Shares. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your shares on your behalf. You will be charged a service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all distributions will be automatically reinvested in additional Common Shares, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Shares over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets. Investors will be subject to income tax on amounts reinvested under the plan.

Automatically reinvesting distributions does not mean that you do not have to pay income taxes due upon receiving distributions.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 1-888-888-0151.

54	Western Asset Variable Rate Strategic Fund Inc.

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended September 30, 2016:

Record Date:	Monthly	Monthly
Payable Date:	October 2015 through December 2015	January 2016 through September 2016
Ordinary Income:
Qualified Dividend Income for Individuals	12.46%	21.48	%*
Dividends Qualifying for the Dividends
received Deduction for Corporations	11.49%	19.86	%*
Tax Return of Capital	—	27.21%

*	Expressed as a percentage of the distributions paid reduced by the return of capital.

The following information is applicable to non-U.S. resident shareholders:

Record Date:	Monthly	Monthly
Payable Date:	October 2015 through December 2015	January 2016 through September 2016
Ordinary income**	60.00%	65.00%

**	The following percentages of the ordinary income distributions paid by the Fund represent Qualified Net Interest Income and Qualified Short-Term Capital Gains eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Please retain this information for your records.

Western Asset Variable Rate Strategic Fund Inc.	55

Western Asset

Variable Rate Strategic Fund Inc.

Directors

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

Jane Trust

Chairman

Officers

Jane Trust

President and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Ted P. Becker

Chief Compliance Officer

Jenna Bailey

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Steven Frank

Treasurer

Jeanne M. Kelly

Senior Vice President

Western Asset Variable Rate Strategic Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Transfer agent

Computershare lnc.*

211 Quality Circle, Suite 210

College Station, TX 77845-4470

*	Effective March 14, 2016, Computershare Inc. serves as the Fund’s transfer agent.

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

New York Stock Exchange Symbol

GFY

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

NOT PART OF THE ANNUAL REPORT

Western Asset Variable Rate Strategic Fund Inc.

Western Asset Variable Rate Strategic Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Variable Rate Strategic Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Computershare Inc.

211 Quality Circle, Suite 210

College Station, TX 77845-4470

WASX010407 11/16 SR16-2917

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determine that Eileen A. Kamerick, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert” and that she is independent for purposes of this item.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2015 and September 30, 2016 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $77,600 in 2015 and $78,400 in 2016.

b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of the Item 4 for Western Asset Variable Rate Strategic Fund Inc.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in 2015 and $4,180 in 2016. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for the Western Asset Variable Rate Strategic Fund Inc..

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Variable Rate Strategic Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre—approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Variable Rate Strategic Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2015 and 2016; Tax Fees were 100% and 100% for 2015 and 2016; and Other Fees were 100% and 100% for 2015 and 2016.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Variable Rate Strategic Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Variable Rate Strategic Fund Inc. during the reporting period were $0 in 2016.

(h) Yes. Western Asset Variable Rate Strategic Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Variable Rate Strategic Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert D. Agdern

William R. Hutchinson

Paolo M. Cucchi

Daniel P. Cronin

Carol L. Colman

Leslie H. Gelb

Eileen A. Kamerick

Dr. Riordan Roett

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES & PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below. Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-777-0102, (2) on the fund’s website at http://www.lmcef.com and (3) on the SEC’s website at http://www.sec.gov.

Background

Western Asset Management Company (“WA”), Western Asset Management Company Limited (“WAML”) and Western Asset Management Company Pte. Ltd. (“WAMC”) (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA, WAML and WAMC may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Legal and Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm Western Asset voting authority.

c.	Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.	If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.	Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of the WA Form ADV, the WAML Form ADV and the WAMC Form ADV, each, contain a description of Western Asset’s proxy policies. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.	Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.	Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.	Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers—i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Retirement Accounts

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

ITEM 8.	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2014	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Chief Investment Officer of Western Asset from 1998 to 2008 and since 2014; Senior Advisor/Chief Investment Officer Emeritus of Western Asset from 2008-2013; Co- Chief Investment Officer of Western Asset from 2013-2014.

John Bellows Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2016

Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Mr. Bellows has been employed by Western Asset as an investment professional since 2012. From 2009 to 2011, he was employed by the U.S. Department of the Treasury as Acting Assistant Secretary for Economic Policy, Deputy Assistant Secretary for Microeconomic Analysis and Senior Advisor in the Office of Economic Policy.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s investment professionals for the fund. Unless noted otherwise, all information is provided as of September 30, 2016.

Other Accounts Managed by Investment Professionals

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Name of PM	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based
S. Kenneth Leech‡	Other Registered Investment Companies	105	$ 164.4 billion	None	None
	Other Pooled Vehicles	275	$95.4 billion	7	$1.6 billion
	Other Accounts	613	$184.5 billion	70	$19.1 billion
John Bellows ‡	Other Registered Investment Companies	3	$926 million	None	None
	Other Pooled Vehicles	8	$3.5 billion	None	None
	Other Accounts	22	$4.9 billion	1	$92 million

‡

The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”). Mr.Leech is involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Investment Professional Compensation

With respect to the compensation of the investment professionals, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

The subadviser has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, the subadviser or an affiliate has an interest in the account. The subadviser has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. Eligible accounts that can participate in a trade generally share the same price on a pro-rata allocation basis, taking into account differences based on factors such as cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions, the subadviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the subadviser may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. The subadviser’s team approach to portfolio management and block trading approach seeks to limit this potential risk.

The subadviser also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimis value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

Employees of the subadviser have access to transactions and holdings information regarding client accounts and the subadviser’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, the subadviser maintains a Code of Ethics that is compliant with Rule 17j-1 under the Investment Company Act of 1940, as amended, and Rule 204A-1 under the Investment Advisers Act of 1940, to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the subadviser’s business. The Code of Ethics is administered by the Legal and Compliance Department and monitored through the subadviser’s compliance monitoring program.

The subadviser may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The subadviser also maintains a compliance monitoring program and engages independent auditors to conduct a SOC1/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

(a)(4): Investment Professional Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each investment professional as of September 30, 2016.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
S. Kenneth Leech	G
John Bellows	A

Dollar Range ownership is as follows:

A: none

B: $1 - $10,000

C: 10,001 - $50,000

D: $50,001 - $100,000

E: $100,001 - $500,000

F: $500,001 - $1 million

G: over $1 million

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not Applicable

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Variable Rate Strategic Fund Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	November 25, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	November 25, 2016

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	November 25, 2016